                                                                   Exhibit 10.11




                   PRODUCT DEVELOPMENT AND MARKETING AGREEMENT

                                     BETWEEN

               SPECIAL ANALYSIS AND SIMULATION TECHNOLOGY LIMITED

                                       AND

                        SIMULATION SCIENCES INCORPORATED

                    STAR DEVELOPMENT AND MARKETING AGREEMENT

       This Agreement ("AGREEMENT") which is dated 31 July, 1991, is entered into by Special Analysis and Simulation Technology Limited, a private limited company incorporated in the United Kingdom ("SAST"), and Simulation Sciences Inc., a California corporation ("SIMSCI").

       SAST and SIMSCI agree as follows:

       1.     PURPOSE

       To develop and market a general purpose dynamic process simulator.

       2.     SOFTWARE INVOLVED AND AS DESCRIBED IN THE AGREEMENT

       OTISS  -  SAST's existing dynamic simulation program.
       XENG   -  SAST's existing engineering user interface to OTISS.
       TAPPS - SAST's existing Thermodynamic And Physical Property system. PRO/II - SIMSCI's existing steady-state simulator.
       PTP    -  SIMSCI's existing physical and thermodynamic properties packages.
       GUI    -  SIMSCI's new partially developed graphical user interface for
                 PRO/II.
       PRISM  -  SIMSCI's new partially developed integrated engineering environment.

       3.     BACKGROUND

       SAST is an engineering consultant specializing in performing dynamic simulation studies and supplying dynamic process simulators. SAST has developed a dynamic simulator program ("OTISS") used by themselves to model process plants for purposes of design and operations analysis and also for inclusion in engineering, plant management and operator training simulators. SAST markets its consulting services and simulators to the process industries in Europe, The Middle East and Australasia. SAST is also investigating extending its activities into North America.

       SIMSCI develops and markets simulation software to the process industries worldwide. SIMSCI's steady-state simulator ("PRO/II") is used for design and analysis of process plants. PRO/II is licensed to many of the major petroleum and chemical companies in the USA, Europe, Middle East, Far East, and South America.

       SAST and SIMSCI believe there is a potentially significant market for a general purpose, dynamic chemical process simulation program. They believe that a program which integrates OTISS and PRO/II functionalities within a consistent graphical user interface would offer the user unique and powerful capabilities. It is the intention of SAST and SIMSCI to cooperate in producing such a simulation program, which is hereinafter referred to as "STAR".

       An integrated engineering environment ("PRISM"), is currently under development by SIMSCI. It is intended that PRISM will ultimately be used to integrate OTISS and PRO/II, allowing the transparent interchange of data between both programs.

       A new graphical user interface ("GUI") being developed by SIMSCI for PRO/II which allows input preparation and output review of a steady-state process model via forms, menus and a PFD drawing can be extended to be used for inputting data to OTISS to allow input preparation and output review of a dynamic simulation model via forms, menus and a P&ID drawing.

       4.     STAR CONCEPT

       STAR will be an integration of SIMSCI's new GUI, the PRO/II physical and thermodynamic properties packages ("PTP"), and the PRO/II steady-state simulator, together with SAST's dynamic simulator packages OTISS, XENG and TAPPS within an integrated engineering environment. The environment will provide a consistent user interface and also allow for the transparent exchange of data between PRO/II and OTISS for both steady-state and dynamic simulation modeling.

       5.     ORGANIZATION RESPONSIBILITIES

       SIMSCI will assemble a product team in Denver, Colorado to develop and market STAR.

       SIMSCI will be responsible for co-ordination of the overall STAR developments to be carried out within SAST and SIMSCI and, for STAR sales, marketing and technical support.

       SIMSCI will be responsible for carrying out all STAR developments excluding developments specific to OTISS which will be the responsibility of SAST.

       SAST will contribute experts to the product team to support SIMSCI in development, marketing, customer training and support. SAST may also carryout STAR developments at its UK office in co-ordination with the SIMSCI product team.

       SAST may engage in custom STAR developments independently for its own internal use and, at its option, such developments may be made available to SIMSCI and the product team for integration into STAR.

       Backed up by the product team, SIMSCI's field sales and support Organization will provide all STAR sales and customer training and support.

       5.1    DEVELOPMENT

       Development will include:

              (a) enhancing OTISS as necessary to improve its user friendliness, diagnostics and robustness;

              (b) developing PRISM application servers to transfer PRO/II PFD model information on topology, unit and stream information, and physical and thermodynamic properties to OTISS and to transfer OTISS unit and stream information from OTISS back to PRO/II;

              (c) developing the extended GUI for OTISS input and output including P&ID drawings, forms and menus;

              (d) writing applications, training aids and user documentation.

       5.2    SALES & MARKETING

       SIMSCI's marketing and field sales and support staffs will be responsible for STAR sales and marketing. The product team will be significantly involved in supporting this activity.

       SIMSCI will discuss its STAR sales and marketing plans with SAST and will keep SAST advised of sales activities on a regular basis.

       SIMSCI will maintain a STAR sales register which will be made available to SAST immediately upon request.

       5.3    TRAINING & TECHNICAL SUPPORT

       SIMSCI product team and field support staff will provide all STAR customer training and support. The product team will be significantly involved in supporting this activity.

       6.     SCHEDULE AND RESOURCE COMMITMENTS

       6.1    DEVELOPMENT

       A STAR prototype will be developed within [   *   ] of signing of this
AGREEMENT. The prototype will be developed by SIMSCI at its Denver, Colorado office and a duplicate will be installed in SAST's offices in Brentford, UK.

       The prototype will serve to demonstrate the basic functionality of STAR and to elicit feedback from interested customers. SAST and SIMSCI shall co-operate and use their respective best efforts to generate financial support for STAR development from existing and potential customers.

       STAR product development will start in [   *   ] or earlier should
adequate customer funding be raised. The first STAR version will be ready for
general release within [    *    ] of the start of this development.

       STAR development will be performed by a [  *  ] team located in Denver,
Colorado consisting of [ * ] SIMSCI developers and [     *     .] SAST will also
provide a [ * ] man support to the product team from its United Kingdom office. The SAST engineer will support development until the STAR product is ready for first general release to the market. After the first general release to the market, the SAST engineer will remain in Denver to continue development support and to respond to maintenance, enhancements and bug fixing-of OTISS. Prior to the first general release to the market, [ * ] additional SAST engineer will join the Denver product team to help with training and support as allowed for in
Article 6.3.

       6.2    SALES & MARKETING PLAN

       Upon signing of this agreement SAST and SIMSCI will contribute marketing resources to the following activities:

       - STAR market analysis
       - STAR product funding activities with existing and potential customers
       - OTISS and STAR prototype demonstrations
       - STAR pre-release promotions and market awareness activities, mailings, meetings

       In 1992, as the STAR's first general release to the market approaches, SAST and SIMSCI will each contribute marketing resources to plan and prepare materials in preparation for the release:

       - STAR materials and promotions SIMSCI sales and support staff training
       - SIMSCI sales and support staff training
       - STAR introduction planning worldwide

       6.3      TECHNICAL SUPPORT

       Prior to the first general release to the market of the STAR product a [ * ] SAST engineer will be stationed in Denver, Colorado for [ * ] to help train and support customers and train SIMSCI support people at the same time. In subsequent years SIMSCI will take on greater responsibility for the training and support. It is anticipated, however, that [ * ] SAST engineers will be required in Denver, Colorado for the first [ * ] years of this AGREEMENT.

       6.4    OTISS LICENSES

       Until STAR product development is completed and its first general release to the market, SAST and SIMSCI may agree to provide OTISS to customers under an early STAR license to generate early financial support and industry involvement in the STAR product development.

       Terms for licensing and the incremental resources required to train and support early STAR licenses will be negotiated under an amendment to this AGREEMENT.

       [

                                        *




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        *
       .]

       A list of existing and potential OTISS licensees is provided as Appendix A to this AGREEMENT.

       SAST will have the continuing right to issue OTISS licenses in conjunction with their consulting business. [
                                   *
                         .] These licenses, are hereinafter referred to as
"RUN-TIME" licenses.

       [                                *
     .]

       SAST will have the continuing right to license OTISS in conjunction with its training simulator business.

       SAST will have the continuing right to use its OTISS technology in conjunction with its advanced process control business.

       [                                    *
                                          .]

       7.     PROPRIETARY RIGHTS

       OTISS, XENG and TAPPS, and the proprietary knowhow embodied within these programs, and all specifications, manuals, documents, drawings and other tangible materials pertaining to these programs will be and remain the property of SAST.

       STAR (excluding OTISS, XENG, TAPPS and other software developed by SAST), PRO/II, PRISM, GUI and PTP, the proprietary knowhow embodied within those programs, and all specifications, manuals, documents, drawings, and other tangible materials pertaining to those programs will be and remain the property of SIMSCI.

       All custom developments carried out by SAST for its own internal use will be and remain proprietary to SAST.

       In order to attain the purposes of this AGREEMENT, SAST and SIMSCI will, from time to time, find it necessary to provide other certain confidential information which the disclosing party considers to be proprietary ("CONFIDENTIAL INFORMATION"). In particular, this shall apply to, but not be limited to, any source-code that one party shall disclose to the other.

       Each party agrees to keep confidential all CONFIDENTIAL INFORMATION disclosed to it by the other party, and to protect the confidentiality thereof in the same manner it protects the confidentiality of similar information and data of its own (at all times exercising at least a reasonable degree of care in the protection of CONFIDENTIAL INFORMATION); provided, however, that neither party shall have any such obligation with respect to use or disclosure to others not parties to this AGREEMENT- of such CONFIDENTIAL INFORMATION as can be established to:

              (a) have been known publicly;
              (b) have been known generally in the industry before communication by the disclosing party to the recipient;
              (c) have been developed independently by the recipient;
              (d) have become known publicly, without fault on the part of the recipient, subsequent to disclosure by the disclosing party;
              (e) have been known otherwise by the recipient before communication by the disclosing party; or
              (f) have been received by the recipient at any time from a source (other than the disclosing party) lawfully having possession of such information.

       Notwithstanding the above, nothing herein shall prevent a recipient from disclosing all or part of the CONFIDENTIAL




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

INFORMATION which it is legally compelled to disclose (by oral deposition, interrogatories, request for information or documents, subpoena, civil investigative demand, or any other process); provided, however, that before any such disclosure the recipient shall notify the disclosing party in writing of any such order or request to disclose and co-operate with the disclosing party (at the disclosing party's cost) with respect to any procedure sought to be pursued by the disclosing party in protecting against such disclosure.

       8.     STAR LICENSING

       SIMSCI will contract directly with all STAR customers and will license STAR in a similar manner as it does its other products. A current standard SIMSCI third party license agreement is included as Appendix C to this AGREEMENT for reference and will be modified as appropriate.

       A reference will be included in the license that STAR includes OTISS, TAPPS and XENG which are software products of SAST.

       SIMSCI licenses include for providing software in object code form to run on a wide array of hardware and backed up with training, support, maintenance and development services.

       SAST agrees to provide on a timely basis object code program modules to enable SIMSCI to fulfill its duties in accordance with STAR license conditions.

       SAST agrees, at its sole discretion, to provide source code to SIMSCI should the need arise for interfacing or other special applications.

       SIMSCI agrees, at its sole discretion, to provide STAR, PRO/II and GUI source-code to SAST should the need arise for interfacing or other special applications in connection with STAR developments.

       Prior to providing source code to the other party, SAST and SIMSCI may decide, at their sole discretion, to require the other party to agree to additional source code security terms in the form of an amendment to this AGREEMENT. Said terms shall be reasonable and neither party shall withhold access to source code unreasonably.

       SIMSCI will continue to market STAR only so long as SIMSCI determines, in its sole discretion, that it is economically feasible to do so.

       Should for any reason SIMSCI decide to cease marketing STAR, or to significantly reduce its marketing effort, SIMSCI will give six months written notice to SAST of its intention to do so. SAST and SIMSCI will then enter negotiations to determine how STAR should be developed, supported and marketed in the future. Both parties will use their best endeavors to reach a speedy agreement. SAST will continue to have rights to use STAR for its own internal purposes as provided under Article 11.

       9.     STAR SOFTWARE LICENSE FEE SHARING

       All full release ("FULL RELEASE") STAR license fees collected will be shared during the term of this AGREEMENT between SIMSCI and SAST as follows:


               Total Cumulative STAR
                   License Fees                             SAST %      SIMSCI %
               [                                             [
                         *                                           *

                                    ]                                         ]




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       All license fees for the use of STAR shall be payable by the customer to SIMSCI. SIMSCI does not guarantee the collection of any license fees but will use its best endeavors to secure payment including resorting to the Courts. SAST's share of STAR license fees collected will be paid to SAST at the end of each quarter immediately following collection.

       All early release ("EARLY RELEASE") STAR license fees will be shared according to the involvement of the respective parties and, failing agreement, those fees shall be shared equally. This shall apply until the EARLY RELEASES of STAR are replaced by FULL RELEASES of STAR.

       EARLY RELEASE STAR license fees will contribute to the total cumulative STAR license fees shown in the above table for the purposes of determining the share percentages.

       [                                *
                                                            .]

       10.    CONSULTING

       10.1   SAST

       For the duration of this agreement SAST will be deemed to have a fully paid up non-exclusive license to use STAR in its consulting services business for design and operations analysis. SAST may also use STAR to build dynamic models which are to be delivered as part of a simulator under a RUN-TIME license.

       SAST has the continuing right to issue RUN-TINE OTISS licenses as provided for in Article 6.4.

       STAR may not be delivered or licensed as a part of a SAST built model except under a separate software license from SIMSCI.

       10.2   SIMSCI

       For the duration of this AGREEMENT SIMSCI will be deemed to have a paid
up [      *       ] license to use OTISS, XENG and TAPPS in STAR as provided for in this AGREEMENT.

       SIMSCI may provide specialized consulting, training, and model building services to its customers for both off line and an line applications, except as precluded under Article 15.

       SIMSCI will not arrange to or build operator training simulators.

       11.    TERM

       This AGREEMENT shall terminate on [     *     ]. Provided that the party
exercising the option is not then in default under any of the terms of this AGREEMENT, each party shall have the option to extend the term of this AGREEMENT for an additional period of [ * ] following the initial term. The option may be exercised by either party by giving written notice of exercise to the other party not less than six months prior to the end of the initial term. Thereafter it shall continue to remain in force until either party gives notice of their intention to terminate the AGREEMENT. The minimum period of notice shall be six months.

       Upon termination of this AGREEMENT SIMSCI will have the right to continue offering STAR including OTISS, XENG and TAPPS to existing STAR licensees for a period of five years to satisfy actual and implied service commitments. Under these conditions STAR revenues will continue to be distributed in accordance with this AGREEMENT.

       Upon termination of this AGREEMENT SIMSCI will have an option to acquire a paid up perpetual license to use OTISS, XENG and TAPPS in its products for a negotiated one time fee.




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       Upon termination of this AGREEMENT SAST will have the right to continue using STAR internally, including PRO/II, for a period of five years; thereafter, SAST will have an option to acquire a paid up perpetual license to use STAR for a negotiated one time fee.

       Upon termination of this AGREEMENT licensing of STAR will continue only as allowed for in Article 8.

       12.    GOVERNING LAW

       It is the intention of the parties that the internal laws of the State of California, USA (irrespective of its choice-of-law principles) shall govern the validity of this AGREEMENT, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

       13.    PUBLICITY

       SAST and SIMSCI will publicize the relationship and each company's contribution to STAR as appropriate in the various materials, media and promotional activities describing STAR.

       14.    EXPENSES

       Unless agreed to the contrary, each party shall bear its own expenses in support of STAR development, sales, training and support.

       15.    COMPETITION

       SIMSCI agrees not to compete with SAST in building or marketing process training simulators or in its process dynamic simulation consultancy services.

       SAST agrees not to compete with SIMSCI in developing or marketing dynamic simulator software in applications covered by this agreement.

       16.    EXCLUSIVITY

       This AGREEMENT is [                                     *
                                                   .]

       Should SIMSCI decide not to support STAR in a particular process industry or application then SIMSCI agrees to inform SAST of this situation. SAST may then, at its sole discretion, consider supplying OTISS.

       SAST agrees during the term of this AGREEMENT not to [               *
               ], except as provided for herein. SAST also agrees [
                                        *
            .]

       [                             *                             .]

       [                                  *
                                        .]

       [                                  *
                                                            .]

       SAST and SIMSCI shall, from time to time, supply each other with a list of organizations and persons to be excluded from licenses under this provision and, if either party disputes the inclusion of any entity or person on such list, the matter shall




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

be submitted to arbitration as provided in Article 18.10. Appendix B to this AGREEMENT contains an initial list.

       17.    SAST OFFICES IN USA

       SAST is considering opening an office in Denver, Colorado to develop its consulting services business. SIMSCI offers to assist SAST in starting up this office. SIMSCI facilities and resources, to the extent available, will be offered at cost or in exchange for additional consideration. The parties will enter into a separate agreement for this purpose.

       18.    MISCELLANEOUS

       18.1   BINDING ON SUCCESSORS AND ASSIGNS

       Subject to, and unless otherwise provided for in this AGREEMENT, each and all of the covenants, terms, provisions, and agreements contained in this AGREEMENT shall be binding on, and inure to the benefit of, the permitted successors and assigns of the parties hereto. However, this AGREEMENT may be assigned without the written consent of the non-assigning party to subsidiaries (provided such subsidiaries are at least fifty percent owned by the assigning party) and parent corporations of the assigning party.

       18.2   SEVERABILITY

       If any provision of this AGREEMENT or the application thereof, shall be declared invalid, illegal or unenforceable by court or other authority of competent Jurisdiction, then the remainder of this AGREEMENT and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

       18.3   ENTIRE AGREEMENT

       This AGREEMENT, and the documents referred to in this AGREEMENT, along with their exhibits, constitute the entire understanding and agreement of the parties with respect to their subject matter and supersede all prior and contemporaneous agreements or understandings.

       18.4   AMENDMENT AND CHANGES

       No amendment, modification, supplement, or other purported alteration of this AGREEMENT shall be binding on the parties unless it is in writing and is signed on behalf of the parties by their own authorized representatives.

       18.5   COUNTERPARTS

       This AGREEMENT may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

       18.6   NO WAIVER

       The failure of any party to enforce any of the provisions of this AGREEMENT shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

       18.7   NO JOINT VENTURE

       Nothing contained in this AGREEMENT shall be deemed or construed as creating a joint venture or partnership between the parties. Except as expressly set forth, no party by virtue of this AGREEMENT is authorized as an agent, employee, or legal representative of any other party, and the relationship of the parties is, and at all times will continue to be, that of independent contractors.

       18.8   FURTHER ASSURANCES

       Each party agrees to co-operate fully with the other party and to execute such further instruments, documents, and agreements, and to give such further written assurances as may be reasonably requested by the other party, to better evidence and reflect the transactions described in and contemplated by this AGREEMENT, and to carry into effect the intents and purposes of this AGREEMENT.

       18.9   ARBITRATION

       Any controversy or claim arising out of or relating to this AGREEMENT, or its breach, will be settled by arbitration in a neutral country as may be mutually agreed. Failing agreement SIMSCI and SAST agree to arbitration being held in Switzerland or The Netherlands.

       18.10  ATTORNEY'S FEES

       If any party brings any action or proceeding to enforce, protect, or establish any right or remedy in connection with this AGREEMENT, the prevailing party shall be entitled to recover its attorneys, fees. Arbitration is proceeding for purposes of this provision.

       18.11  NOTICES

       Whenever any party desires or is required to give any notice, demand, or request with respect to this AGREEMENT, each such communication shall be in writing and shall be effective only if is delivered by overnight messenger services, express or electronic means (with confirmed receipt), addressed as follows:

SAST:         Special Analysis and Simulation Technology Limited
              Waterway House
              The Ham
              Brentford
              Middlesex TW8 8EQ
              United Kingdom

SIMSCI:       Simulation Sciences Inc.
              1051 West Bastanchury
              Fullerton, CA 92633
              USA

       Such communications shall be effective when they are received by the addressee. Any party may change its address for such communications by giving an appropriate notice to the other party in conformity with this Article.

       IN WITNESS whereof the parties have executed this AGREEMENT.

              SPECIAL ANALYSIS AND SIMULATION TECHNOLOGY LIMITED a private limited company incorporated in the United Kingdom

              By:     /s/ Graham William Griffiths
                      ----------------------------------------------------------
              Name:   GRAHAM WILLIAM GRIFFITHS
                      ----------------------------------------------------------
              Title:  MANAGING DIRECTOR
                      ----------------------------------------------------------
              Date:   31 JULY, 1991
                      ----------------------------------------------------------


              SIMULATION SCIENCES INC., a California corporation

              By:     /s/ N. Fred Brannock
                      ----------------------------------------------------------
              Name:   N. FRED BRANNOCK
                      ----------------------------------------------------------
              Title:  VICE PRESIDENT, MARKETING
                      ----------------------------------------------------------
              Date:   31 JULY, 1991
                      ----------------------------------------------------------

                                   APPENDIX A

                            EXISTING "OTISS" LICENSES


[
                                           *
                                                                ]

                   "OTISS" LICENSES ALREADY UNDER NEGOTIATION

[



                                           *




                                                      ]




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   APPENDIX B
                                SAST COMPETITORS

[




                                        *




                                                                   ]

                               SimSci COMPETITORS

[

                                        *

                                                                    ]




[ * ] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                       COMPUTER PROGRAM LICENSE AGREEMENT
                                     Between
                            SIMULATION SCIENCES INC.
                                       And

                   ___________________________________________
                                   (LICENSEE)

                   At_________________________________________
                                    (ADDRESS)

                   ___________________________________________
                   (CITY)            (STATE)        (ZIP CODE)


                   ___________________________________________
                                    (COUNTRY)

SIMULATION SCIENCES INC. (herein called SIMSCI) agrees to grant and the LICENSEE agrees to accept the non-exclusive License to use Licensed Programs based on the following terms and conditions.

LICENSED PROGRAM
Licensed Program (herein called the PROGRAM) is each program furnished by SIMSCI to LICENSEE as listed below and includes all supporting materials.______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

LICENSE FEES
The License fees are listed below:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

TERM Upon acceptance by SIMSCI this Agreement shall become effective ________________ and shall remain in effect for a term of ________________ ( )
months. And, marked by 'X' below,

( ) During the term of this Agreement this Agreement is noncancelable.
( ) Upon conclusion of the Agreement term this Agreement shall continue in effect thereafter on a month-to-month basis cancelable by either party upon thirty (30) days written notice.

CONTENT
This Agreement consists of this cover page, the General Terms and Conditions on the reverse side hereof plus pages marked 'X' below, each of which is enclosed in this Agreement as a part hereof:

( ) PROGRAM Unit Price Schedule
( ) Special Terms

ENTIRE AGREEMENT
This Agreement shall be construed in accordance with the laws of the State of California and shall constitute the entire Agreement between SIMSCI and LICENSEE.

The terms and conditions of the Agreement are agreed to by: SIMULATION SCIENCES INC.

                                                        (LICENSEE)

By
  ----------------------------------         --------------------------------
        Authorized Signature                       Authorized Signature


- ------------------------------------         --------------------------------
        Name (Type or Print)                       Name (Type or Print)


- ------------------------------------         --------------------------------
                Title                                      Title


- ------------------------------------         --------------------------------
                Date                                       Date

                                   APPENDIX C

                      SIMSCI THIRD-PARTY LICENSE AGREEMENT